UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2021

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 1, 2021, the Board of Directors of the Company, in consultation with the Company’s management, determined that the Company’s audited financial statements for the year ended December 31, 2019, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (“SEC”) on March 27, 2020, and quarterly unaudited financial statements for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020, included in the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2020, August 14, 2020, and November 19, 2020, respectively, should no longer be relied upon. The Board’s determination was based upon the resolution of the consultation process with the SEC’s Office of the Chief Accountant (“OCA”) described below.

As previously reported, as part of the preparation of its Annual Report on Form 10-K for the year ended December 31, 2020, the Company voluntarily submitted two questions to OCA on February 15, 2021. OCA is responsible for accounting and auditing matters arising in the SEC’s administration of the federal securities laws, particularly with respect to accounting policy determinations. In this role, OCA consults with registrants on the application of accounting standards and financial disclosure requirements. The questions submitted by the Company to OCA were (1) whether a December 31, 2019 transaction resulted in GWG obtaining control of The Beneficent Company Group, L.P. (“Ben”) in a transaction that constituted a change-in-control of Ben by entities not under common control, and  (2) whether Ben was required to consolidate any of the trusts established in connection with its business of providing liquidity to holders of alternative assets (the “ExAlt Plan Trusts”).

On July 26, 2021, the Company and OCA staff held a conference call in which OCA’s staff notified the Company of its conclusions on the two accounting questions that were the subject of the consultation. During that call, OCA expressed that it would object to a conclusion that Ben not consolidate the ExAlt Plan Trusts. Consistent with the conclusions communicated by OCA on July 26, on August 1, 2021, the Board of Directors of the Company determined that it is necessary to restate prior period financial statements for the year ended December 31, 2019, and quarterly financial statements for the first three quarters of the year ended December 31, 2020, to consolidate the ExAlt Plan Trusts into Ben’s financial statements and consequently into the Company’s consolidated financial statements. Management is considering whether OCA’s conclusion on question (1) will have any impact on the restated financial statements.

Based on the foregoing, the Company is working to complete a restatement of, and file amended financial statements with the SEC for, the year ended December 31, 2019, and the first three quarters of 2020. Given the resolution of the consultation with the OCA just occurred on July 26, 2021, the Company is unable at this point to estimate when those restatements will be complete. Management is also assessing the effect of the restatements on the Company's internal control over financial reporting and its disclosure controls and procedures.

These restatements do not arise from or cause any negative change in the Company’s operations, the underlying economics attributable to the Company or its subsidiaries, the terms of the Company’s existing assets, or its expected prospects for future business.

The Company suspended the sale of its L Bonds due to the fact that the Company did not timely file its 2020 Form 10-K. The Company continues to make all required payments under its L Bonds and preferred equity and is working on financing options to further supplement its cash position.

Members of Company management and/or the Audit Committee of the Company’s Board of Directors have discussed these matters with the Company’s current independent registered public accounting firm, Grant Thornton LLP, and its independent registered public accounting firm for the year ended December 31, 2019, Whitley Penn LLP.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this report regarding the impact of the restatements on our historical financial statements, the timing for producing restated financial statements, the Company’s financing options to supplement its cash position, the impact of the factors that resulted in the restatements on future operations, future financial position, future revenue, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “would,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about our estimates regarding the impact of the consolidation of the ExAlt Plan Trusts on our past and future revenue, earnings, cash flows and financial position and financial performance. We may not actually achieve the expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the expectations disclosed in the forward-looking statements that we make. More information about potential factors that could affect our business and financial results is contained in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q filed with the SEC on November 19, 2020, and our Annual Report on Form 10-K filed with the SEC on March 27, 2020. Additional information will also be set forth in our future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that we make with the SEC. We do not intend, and undertake no duty, to release publicly any updates or revisions to any forward-looking statements contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: August 2, 2021	By:	/s/ Murray T. Holland
	Name:	Murray T. Holland
	Title:	Chairman, President and Chief Executive Officer

2